                                                                 EXHIBIT 10.14


                         REGISTRATION RIGHTS AGREEMENT


     REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated June 27, 1996, between Poppe Tyson, Inc., a Delaware corporation (the "Company"), and the stockholders listed on the signature pages hereto (the "Stockholders") of Animated Systems & Design, Inc., a California corporation ("ASD California").

     WHEREAS, the Company, ASD California, Rea Callender and Animated Systems & Design, Inc., a Delaware corporation which is a wholly-owned subsidiary of the Company ("ASD Delaware"), have entered into an Agreement of Reorganization and Merger dated as of June 27, 1996 (the "Merger Agreement"), providing for the merger of ASD California with and into ASD Delaware and pursuant to which the Stockholders shall upon the consummation of such merger receive, among other things, 903,189 shares of Common Stock (the "Shares"); and

     WHEREAS, as an inducement to enter into the Merger Agreement, the Company has agreed to grant the Stockholders certain registration rights with respect to the Shares as set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Certain Definitions.  As used in this Agreement, the following terms
         -------------------
shall have the following respective meanings:

     "Commission" shall mean the Securities and Exchange Commission, or any
      ----------
other federal agency at the time administering the Securities Act.

     "Common Stock" shall mean the Common Stock, $.001 par value per share, of
      ------------
the Company, as constituted as of the date of this Agreement.

     "Company" shall have the meaning provided therefor in the first paragraph
      -------
of this Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,
      ------------
or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Registration Expenses" shall mean the expenses so described in Section 6.
      ---------------------

     "Restricted Stock" shall mean the Shares, but excluding shares of Common
      ----------------
Stock which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) publicly sold pursuant to Rule 144 under the Securities Act or (c) as to which the restrictive legend referred to in Section 3 has been removed.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any
      --------------
similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

     "Selling Expenses" shall mean the expenses so described in Section 6.
      ----------------

     "Shares" shall have the meaning provided therefor in the first whereas
      ------
clause of this Agreement.

     "Stockholders" shall have the meaning provided therefor in the first
      ------------
paragraph of this Agreement.

     2.  Restrictive Legend.  Each certificate representing the Shares shall,
         ------------------
except in compliance with the following legend, be stamped or otherwise imprinted with a legend substantially in the following form:

   THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SHARES UNDER THAT ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE.

     3.   Required Registration.
          ---------------------

          (a) Immediately upon the Company's qualification to use a Form S-3 Registration Statement to register shares of Restricted Stock and for a period of 120 days thereafter, the holders of Restricted Stock constituting at least a majority of the total shares of Restricted Stock then owned beneficially or of record by the Stockholders may request the Company to register under the Securities Act between forty percent (40%) and fifty percent (50%) of the shares of Restricted Stock held by such

Stockholders for sale in the manner specified in such notice, provided that the reasonably anticipated aggregate price to the public of such public offering would exceed Two Million Five Hundred Thousand Dollars ($2,500,000). The Company shall notify the Stockholders within thirty (30) days after it has become subject to the requirements of Section 12 of the Exchange Act.

          Notwithstanding the foregoing and anything to the contrary contained herein, (i) the only securities that the Company shall be required to register pursuant hereto shall be shares of Common Stock, (ii) no request may be made under this Section 3 within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment underwritten public offering of securities of the Company under the Securities Act and (iii) the Company may postpone for a reasonable period of time, not to exceed thirty (30) days, the filing or the effectiveness of any registration statement covering the shares of Restricted Stock requested to be registered by the stockholders, if the Board of Directors of the Company in good faith determines that such registration might have a material adverse effect on any plan or proposal by the Company with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or the Company is in possession of material non-public information that, if publicly disclosed, could result in a material disruption of a major corporate development or transaction then pending or in progress or in other material adverse consequences to the Company.

          (b) Following receipt of any notice under this Section 3, the Company shall immediately notify the other Stockholders and use its reasonable efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the Restricted Stock specified in such notice pursuant hereto (and between forty percent (40%) to fifty percent (50%) of all Restricted Stock of all Stockholders who give notice to the Company within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the Company shall designate the managing underwriter of such offering, subject to the approval of the Stockholders, which approval shall not be unreasonably withheld or delayed and which managing underwriter(s) specifically may include any or all of the managing underwriter(s) in any initial public offering by the Company. The Company shall be obligated to register the Restricted Stock pursuant to this Section 3 on one occasion only, provided,
                                                                  --------
however, that such obligation shall be deemed satisfied only when a registration
- -------
statement covering the

Restricted Stock, for sale in accordance with the method of disposition specified in the notice, shall have become effective.

          (c) The Company shall be entitled to include in any registration statement referred to in this Section 3, for sale in accordance with the method of disposition specified in the notice from the holders of Restricted Stock referred to above, shares of Common Stock to be sold by the Company for its own account. Except for registration statements on Form S-4, S-8 or any successor thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from the holders of Restricted Stock pursuant to this Section 3 until the completion of the period of distribution of the shares of Restricted Stock registered thereby.

          4.  Incidental Registration.  Without any obligation to do so, in the
              -----------------------
event the Company (other than pursuant to Section 3) proposes to register any of its securities under the Securities Act for sale to the public solely for cash, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public and except with respect to any initial public offering of securities by the Company for its own account), it will give written notice to the holders of Restricted Stock of its intention so to do and of the proposed method of distribution of such securities. Upon the written request of any such holder, received by the Company within 20 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use reasonable efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent and under the conditions such registration is permitted under the Securities Act. In the event that any registration pursuant to this Section 4 shall be, in whole or in part, an underwritten public offering of Common Stock, and such registration is demanded by a holder of the Common Stock other than a Stockholder, the number of shares of Restricted Stock to be included in such an underwriting may be reduced if and to the extent that the managing underwriter shall be of the opinion that the inclusion of some or all of the Restricted Stock would adversely affect the marketing of the securities to be sold therein by the Company or any other stockholder of the Company. If any registration pursuant to this Section 4 is initiated at the discretion of the Company, any reduction of the number of shares of Restricted Stock of each Stockholder to be included in such an underwriting shall be reduced on a pro-rata basis with all other selling stockholders in the offering. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 4 without thereby incurring any liability to the Stockholder.

          5.   Registration Procedures.  If and whenever the Company is required
               -----------------------
by the provisions of Section 3 or 4 to use reasonable efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as reasonably possible:

               (a) prepare and file with the Commission a registration statement with respect to such securities and use reasonable efforts to cause such registration statement to become effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 5(a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement;

               (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus), as such persons reasonably may request in order to facilitate the public sale or other disposition of the Shares of Restricted Stock covered by such registration statement;

               (d) use reasonable best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such
               --------  -------
purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or to consent to general service of process in any such jurisdiction;

               (e) use its best efforts to list the Restricted Stock covered by such registration statement with any securities exchange or the NASDAQ National Market System on which the Common Stock of the Company is then listed;

               (f) promptly notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The sellers of Restricted Stock agree upon receipt of such notice forthwith to cease making offers and sales of Restricted Stock pursuant to such registration statement or deliveries of the prospectus contained therein for any purpose until the Company has prepared and furnished such amendment or supplement to the prospectus as may be necessary so that, as thereafter delivered to purchasers of such Restricted Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          For purposes of Sections 5(a) and 5(b) and of Section 3(c), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of the Shares of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all the Shares of Restricted Stock covered thereby and 60 days after the effective date thereof.

          In connection with any registration hereunder, the sellers of Restricted Stock shall (a) provide such information and execute such documents as may reasonably be required in connection with such registration, (b) agree to sell the Shares of Restricted Stock on the basis provided in any underwriting arrangements and (c) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, which arrangements shall not be inconsistent herewith.

          In connection with any registration pursuant to Section 3 or 4 covering an underwritten public offering, the Company and each seller of Restricted Stock agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

          6.  Expenses.  All expenses incurred by the Company in complying with
              --------
Sections 3 and 4 including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD and of transfer agents and registrar but excluding any Selling Expenses, are called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of the Shares of Restricted Stock are called "Selling Expenses".

          The Company will pay all Registration Expenses in connection with each registration statement under Section 3 or 4. All Selling Expenses in connection with each registration statement under Section 3 or 4 shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may otherwise agree.

          7.  Rule 144.  During any period that the Company has any securities
              --------
registered under the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and it will take such further action as any Stockholder may reasonably request, all to the extent required from time to time to enable such Stockholder to sell Common Stock without registration under the Securities Act within the limitation of the exemption provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission.

          8.  Indemnification and Contribution.
              --------------------------------

              (a) In the event of a registration of any Restricted Stock under the Securities Act pursuant to Section 3 or 4, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such Restricted Stock were registered under the Securities Act pursuant to Section 3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay the legal fees and other expenses of each such seller, each such underwriter and each such controlling person incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in any such case if and
- --------  -------
to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing, and, provided further, however, that the Company will not be
                        -------- -------  -------
liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue or alleged untrue statement or omission or an alleged omission made in any preliminary prospectus or final prospectus if (1) such holder failed to send or deliver a copy of the final prospectus or prospectus supplement with or prior to the delivery of written confirmation of the sale of Restricted Stock and (2) the final prospectus or prospectus supplement would have corrected such untrue statement or omission.

              (b) In the event of a registration of any Restricted Stock under the Securities Act pursuant to Section 3 or 4, each seller of such Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Shares were registered under the Securities Act pursuant to Section
3 or 4, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay the legal fees and other expenses of the Company and each such officer, director, underwriter and controlling person incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if
- --------  -------
and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by such seller for use in such registration statement or prospectus.

              (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the failure to so notify the indemnifying party shall not relieve it from any liability that it may have to such indemnified party other than under this Section 8 and shall only relieve it from any liability that it may have to such indemnified party under this
Section 8 if and to the extent the indemnifying party is prejudiced thereby. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however,
                                                          --------  -------
that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded (based on the advice of counsel) that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assert such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel as required by the local rules of such jurisdiction) at any time for all such indemnified parties.

              (d) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          9.  Miscellaneous.
              -------------

              (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, transferees of any shares of Restricted Stock), whether so expressed or not, provided, however, that registration rights conferred herein on the
        --------  -------
Stockholders shall only inure to the benefit of a transferee of such Restricted Stock pursuant to the laws of descent and distribution.

              (b) All notices, requests, consents and other communications hereunder shall be in writing and shall be mailed by certified or registered mail, return receipt requested, postage prepaid, or sent by Federal Express or other recognized overnight courier service, addressed as follows:

          if to the Company:

          Poppe Tyson, Inc.
          40 West 23rd Street
          New York, New York  10010

          Attention:  Fergus O'Daly
                      Chairman and
                      Chief Executive Officer

          if to the Stockholders:

          c/o Mr. Rea B. Callender
          Animated Systems & Design, Inc.
          1900 Embarcadero Road
          Suite 110
          Palo Alto, California 94303

or, in any case, at such other address or addresses as shall have been furnished in writing to the Company (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock (in the case of the Company) in accordance with the provisions of this Section 9(b).

          (c) This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to the conflict of laws provisions.

          (d) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Company and the Stockholders holding of record at least a majority of the Restricted Stock.

          (e) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart executed by the party against whom enforcement is sought.

          (f) If requested in writing by the underwriters for an underwritten public offering of securities of the Company, the Stockholders shall agree not to sell publicly any Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of such underwriters, for a period following the effective date of the registration statement relating to such offering to be reasonably determined by the underwriters; provided, however, that with respect to any underwritten public offering initiated by the Company (as opposed to a stockholder of the Company) the sales restrictions under this Section 9(f) shall be no greater than those imposed on officers and directors of Parent who are also selling stockholders in the offering.

          (g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

          (h) This Agreement and the rights granted herein shall terminate on the third anniversary of the effective date of the initial public offering of securities of the Company pursuant to an effective registration statement under the Securities Act; or on the third anniversary of the date hereof if no such initial public offering shall have occurred by that date; provided, however, if any Stockholder's employment with the Company or any of its subsidiaries is terminated for cause (as determined pursuant to any employment agreement then in effect between the Company or any subsidiary and such Stockholder, and otherwise as determined by the Company's Board of Directors in good faith judgment), then such Stockholder's rights under this Agreement shall immediately terminate.

          IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the date and year first above written.

                                    POPPE TYSON, INC.



                                    By:________________________________
                                       Steven M. Blondy
                                       Executive Vice President of
                                       Finance and Administration

AGREED TO AND ACCEPTED as of
the date first above written


______________________________
G. Douglas Burck


______________________________
Brodie Callender


______________________________
Laurin Callender


______________________________
Rea B. Callender


______________________________
Larry Henninger


______________________________
Walter M. Lewis, Jr.


______________________________
Mary Malone


______________________________
James C. McBride, Jr.


___________________________________
Warren E. Anderson, Co-Trustee
under that certain Declaration
of Trust dated April 25, 1995


___________________________________
Catherine L. Anderson, Co-Trustee
under that certain Declaration
of Trust dated April 25, 1995

___________________________________
Robert L. Stevens, Trustee of the
Robert and Karen Stevens Revocable
Trust dated August 9, 1978


___________________________________
Karen Stevens, Trustee of the
Robert and Karen Stevens Revocable
Trust dated August 9, 1978